                                                                 EXHIBIT (j)(i)
                                                                 --------------



                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 9 to the Registration Statement of the Eureka Funds on Form N-1A (File No. 333-32483) under the Securities Act of 1933, as amended.




                                                     /s/ Ropes & Gray

                                  ROPES & GRAY

Washington, D.C.

JANUARY 31, 2001